UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2008

THE NASDAQ STOCK MARKET, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32651	52-1165937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 401-8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 20, 2008, The Nasdaq Stock Market, Inc. issued a press release, which is being furnished as Exhibit 99.1 to this Form 8-K.

In connection with presentations being made relating to the financing of the previously announced combination of The Nasdaq Stock Market, Inc. (“Nasdaq”) with OMX AB (publ), Nasdaq has furnished certain information attached hereto as Exhibit 99.2 to potential investors.

The information set forth under “Item 7.01 Regulation FD Disclosure,” Exhibit 99.1 and Exhibit 99.2 is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by Nasdaq as to the materiality of such information.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated February 20, 2008.

99.2	Regulation FD Disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NASDAQ STOCK MARKET, INC.

By:	/s/ Edward S. Knight
Name:	Edward S. Knight
Title:	Executive Vice President and General Counsel

Dated: February 20, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 20, 2008.

99.2	Regulation FD Disclosure.